Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Companhia Energética de Minas Gerais—CEMIG (the “Company”) for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Luiz Fernando Rolla, Chief Officer for Finance and Investor Relations of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Luiz Fernando Rolla
Name:	Luiz Fernando Rolla
Title:	Chief Officer for Finance and Investor Relations

Date: June 29, 2011

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.